UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	March 2, 2005
(February 24, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry Into a Material Definitive Agreement.

Distribution Agreement

On February 24, 2005, PNM Resources, Inc.,'s ("PNMR") subsidiary, PNMR Development and Management Corporation ("PNMR Development"), entered into a Distribution, Assignment and Assumption Agreement (the "Distribution Agreement") in connection with PNMR's previously announced purchase of a one-third interest in Duke Energy Luna, LLC ("Luna"), the owner of a partially constructed, natural gas-fired power plant near Deming, New Mexico.  See PNMR's Current Report on Form 8-K filed on November 12, 2004 and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Acquisition of Luna" in PNMR's Annual Report on Form 10-K filed on March 1, 2005.

Parties to the Distribution Agreement

PNMR Development entered into the Distribution Agreement with Luna Power Company, LLC, Tucson Electric Power Company ("TEP") and Phelps Dodge Energy Services, LLC ("Phelps").

Summary of Distribution Agreement Terms

The Distribution Agreement transfers to each of PNMR Development, TEP and Phelps an equal one-third undivided interest in the power plant and certain other assets of Luna, including the following assets and properties:

  The real property identified in the Distribution Agreement as the "Power Plant Site" and the "Wellfield Sites",

  Certain permits and contracts, and

  Certain personal property and equipment.

Construction Agreement

On February 24, 2005, PNMR Development entered into an Engineering, Procurement and Construction Agreement (the "Construction Agreement"), in connection with PNMR Development's ownership of a one-third undivided interest in the power plant.

Parties to the Construction Agreement

 PNMR Development entered into the Construction Agreement with Fluor Enterprises, Inc. ("Fluor"), TEP and Phelps.

Summary of Construction Agreement Terms

The Construction Agreement engages Fluor to perform engineering, procurement, construction, testing, start-up and commissioning services related to Luna.  The "Target Price" to be paid to Fluor under the Construction Agreement is $58.8 million, which includes reimbursable costs required to complete the work.  The Target Price does not include the fee to be paid to Fluor based on the date substantial completion is achieved.  In accordance with the Construction Agreement, if substantial completion is achieved on or before April 1, 2006, the fee will be $4.6 million.  It is anticipated that Fluor will complete the work for the Target Price, which amount is not guaranteed.  Responsibility for any underrun or overrun will be shared among the parties in accordance with the provisions of the Construction Agreement.

General

The Distribution Agreement and the Construction Agreement (excluding exhibits that are confidential) will be filed as exhibits to PNMR's Form 10-Q for the period ended March 31, 2005.

There are additional agreements that will be entered into in connection with the ownership, construction and operation of the Luna power plant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 2, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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